REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q4 2007 Earnings Webinar February 14, 2008 Exhibit 99.3

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 30, 2006, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.  This presentation should be reviewed in conjunction with the Q4
2007 earnings release issued on February 14, 2008.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q4 Summary
Fourth Quarter Highlights
Business Unit Overviews
First Quarter Guidance
Q&A and Wrap Up

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Overview
Fourth Quarter 2007 revenue performance was disappointing, primarily due to numerous Integrated Contact Solution (ICS) project delays
In spite of the disappointing Q4 revenue performance, we achieved a number of important accomplishments in Q4
–
Record Behavioral Analytics™ contract signings (6 Assessments and 4
Deployments)
–
Record $10.3 million of Managed Services Revenues
–
Record $72.8 million in Managed Services Backlog
–
Restructured eLoyalty into 2 Business Units: Behavioral Analytics™ and ICS
–
Completed actions to reduce annual cash expenses by approximately $9 million
The outlook for the First Quarter shows an improvement in Services
Revenues …both in amount and quality
–
$21.1 million in total Services Revenues
–
$10.9 million of Managed Services Revenues…another record amount

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Fourth Quarter 2007 Summary
$20.1 million of Services Revenue
–
10% sequential decline
–
1% year over year growth
–
22% growth on a total year over year basis
$21.6 million of Total Revenue
–
19% sequential decline
–
9% year over year decline
–
14% growth on a total year over year basis
$1.8 million Adjusted Earnings (EBITDA) Loss
$23.9 million in Cash
$11.4 million in Accounts Receivable/47 Day DSO
$72.8 million in Backlog (up from $62.7 million in Q3)
445 employees (down from 466 at the end of Q3)

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q4 Summary
Fourth Quarter Highlights
Business Unit Overviews
First Quarter Guidance
Q&A and Wrap Up

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
ICS and Behavioral Analytics™ Have Been
Growing Rapidly
36%
72%
46%
$0
$10,000
$20,000
$30,000
$40,000
$50,000
2004 2005 2006 2007
ICS+BA Services Revenues
(000's)
0%
10%
20%
30%
40%
50%
60%
2004 2005 2006 2007
ICS+BA % of Services Revenues

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
These New Service Lines are Driving
Significant Backlog Growth
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2004 2005 2006 2007
Managed Services Backlog
(000's)
167%
127%
20%

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
ICS and Behavioral Analytics™ are Driving Rapid
Growth in High Quality Managed Services
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2004 2005 2006 2007
Managed Services Revenues
(000's)
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
2004 2005 2006 2007
Managed Services % of
Services Revenue
31%
41%
40%

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Behavioral Analytics™
Momentum is Gradually Increasing
Initial engagements are
typically low cost Assessments
Goal is to convert
Assessments into multi year
Deployment Contracts
Deployment Contracts
average ~$3-$4 million
Record Q4 Contract Signings
–
6 Assessments
–
4 Deployments
0
5
10
15
20
Q2 Q3 Q4 Q1 Q2 Q3 Q4
Behavioral Analytics Deployment
Customers Q2 2006/Q4 2007
0

20
30
Q2 Q3 Q4 Q1 Q2 Q3 Q4
Behaviorial Analytics Total Customers
Q2 2006/Q4 2007

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Expense Reductions
In the Fourth Quarter 2007, we restructured eLoyalty into 2
Business Units and significantly streamlined our expenses
Primary cost reduction actions included
–
Reducing our workforce by 41 employees
–
Reducing non-billable expenses
These actions should have an estimated $9 million annual
impact
Q1 Impact
–
$2.2 million run rate reduction
–
This amount is offset by the approximately $1 million increase in
Q1 in payroll taxes and vacation accruals

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q4 Summary
Fourth Quarter Highlights
Business Unit Overviews
Q&A and Wrap Up
First Quarter Guidance

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
ICS/CRM Business Unit Summary
The ICS/CRM Business Unit consists
of the following
–
ICS Consulting
–
ICS Managed Services
–
ICS Product Resale
–
CRM Consulting
Business Unit Objectives
–
Take advantage of the VoIP Wave
–
Rapidly grow Managed Services
Revenue
–
Optimize our Consulting Accounts
and expertise
–
Generate significant Business Unit
Margin
Signed several important Contracts
in the Quarter to date
41% % Managed Services
$16,100 Total
6,600 Managed Services
$9,500 Consulting Services
Q1
Projection
(000’s)
Revenue by Type

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Behavioral Analytics™ Business Unit
Summary
The Behavioral Analytics™ Business
Unit consists of the following
–
Behavioral Analytics™ Deployment
and Subscriptions
–
Behavioral Analytics™ Consulting
–
Marketing Managed Services
Business Unit Objectives
–
Rapidly grow Behavioral Analytics™
–
Develop new Behavioral Analytics™
functionality
–
Manage Business Unit Investment
Should expect a lull in Q1 after the
strong Q4
86% % Managed Services
$5,000 Total
4,300 Managed Services
$700 Consulting Services
Q1
Projection
(000’s)
Revenue by Type

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation

Agenda
Overview and Q4 Summary
Fourth Quarter Highlights
Business Unit Overviews
Q&A and Wrap Up
First Quarter Guidance

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
First Quarter 2008 Guidance
We only provide guidance for
Services revenue
We expect our First Quarter
2008 Services Revenues will
improve as compared to the
Fourth Quarter 2007
$21,100 $5,000 $16,100 Total
52% 86% 41%
%
Managed
Services
10,900 4,300 6,600
Managed
Services
$10,200 $700 $9,500
Consulting
Services
Total
(000’s)
Behavioral
Analytics™
ICS/CRM
Revenue
by Type

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q4 Summary
Fourth Quarter Highlights
Business Unit Overviews
First Quarter Guidance
Q&A and Wrap Up

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Summary
Q4 revenues were below our expectations
Achieved numerous significant accomplishments
–
Record Behavioral Analytics™ contract signings
–
Record $10.3 million of Managed Services Revenues
–
Record $72.8 million in Managed Services Backlog
–
Restructured eLoyalty into 2 Business Units
–
Completed actions to reduce annual cash expenses by approximately $9 million
Focused on two compelling Technology Niches that are early in their growth curves
ICS and Behavioral Analytics™ should drive Revenue growth and improved
Revenue Quality
Expense reductions and improving Revenues should create an improved
Outlook for the First Quarter 2008

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Chris Min
–
(847) 582-7222
–
Chris_Min@eLoyalty.com